EXHIBIT 99.2

THIRD AMENDMENT TO EXISTING OFFICE LEASE AND SECOND AMENDMENT TO LONG TERM OFFICE LEASE
This THIRD AMENDMENT TO EXISTING OFFICE LEASE AND SECOND AMENDMENT TO LONG TERM OFFICE LEASE ("Amendment") is made and entered into as of the 29th day of May, 2020, by and between KILROY REALTY, L.P., a Delaware limited partnership ("Landlord"), and RETROPHIN INC., a Delaware corporation ("Tenant").
R e c i t a l s :
A.    Landlord and Tenant entered into that certain Office Lease dated July 27, 2016 (the "Existing Office Lease"), as amended by that certain First Amendment to Office Lease dated July 26, 2017 (the "Existing First Amendment"), and that certain Second Amendment to Office Lease dated March 19, 2019 (the "Existing Second Amendment") (collectively, the "Existing Lease"), whereby Landlord leases to Tenant and Tenant leases from Landlord 45,446 rentable square feet of space ("Existing Premises") comprised in the aggregate of (i) that certain 23,107 rentable square feet of space (the "3721 Premises") commonly known as Suite 200 and comprising the entirety of the second (2nd) floor of that certain office building located at 3721 Valley Centre Drive, San Diego, California 92130 (the "3721 Building"), (ii) that certain 22,339 rentable square feet of space (the "3661 Premises"), comprised of (A) that certain 3,141 rentable square feet of space commonly known as Suite 200 (the "Suite 200 Premises") and located on the second (2nd) floor of that certain office building located at 3661 Valley Centre Drive adjacent to the Existing Building (the "3661 Building"), (B) that certain 3,069 rentable square feet of space commonly known as Suite 225 (the "Suite 225 Premises") and located on the second (2nd) floor of the 3661 Building, (C) that certain 9,621 rentable square feet of space commonly known as Suite 250 (the "Suite 250 Premises") and located on the second (2nd) floor of the 3661 Building, and (D) that certain 6,508 rentable square feet of space commonly known as Suite 275 (the "Suite 275 Premises") and located on the second (2nd) floor of the 3661 Building, and (iii) that certain 15,632 rentable square feet of space (the "Swing Space Premises") comprised in the aggregate of (A) that certain 5,684 rentable square feet of space commonly known as Suite 525 ("Suite 525") and located on the fifth (5th) floor of 3611 Building, (B) that certain 3,646 rentable square feet of space commonly known as Suite 175 ("Suite 175") and located on the first (1st) floor of that certain office building located at 3579 Valley Centre Drive (the "3579 Building"), and (C) that certain 6,302 rentable square feet of space commonly known as Suite 150 ("Suite 150") and located on the first (1st) floor of the 3579 Building.
B.    Landlord and Tenant are also parties to that certain Office Lease dated April 12, 2019 (the "Long Term Office Lease"), as amended by that certain First Amendment to Office Lease dated November 7, 2019 (the "Long Term First Amendment") (collectively, the "Long Term Lease"), whereby Landlord leases to Tenant and Tenant leases from Landlord approximately 103,677 rentable square feet of long term space in that certain office building located at 3611 Valley Centre Drive, San Diego, California 92130 (the "3611 Building").
C.    Landlord and Tenant desire to make certain modifications to the Existing Lease and the Long Term Lease, and in connection therewith, Landlord and Tenant desire to amend Existing Lease and the Long Term Lease as hereinafter provided.

A g r e e m e n t :
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the corresponding Existing Lease or Long Term Lease, unless expressly superseded by the terms of this Amendment.
2.    Existing Premises; Swing Space Expiration Date. Notwithstanding anything to the contrary in the Existing Lease, (I) the Swing Space Term (as that term is defined in the Existing Second Amendment) with respect to Suite 525 in the 3611 Building shall terminate on the date (the "Suite 525 Expiration Date") immediately preceding the date that Landlord delivers the Remaining Fifth Floor Premises (i.e., Suite 500 in the 3611 Building) to Tenant, which delivery date is anticipated to be on June 1, 2020; (II) the Swing Space Expiration Date for the balance of the Swing Space Premises (i.e., Suites 150 and 175 in the 3579 Building) shall be the date of substantial completion of the Expansion Improvements in the Expansion Premises (i.e., the entire fifth (5th) floor of the 3611 Building) (which substantial completion shall be deemed to occur upon Tenant’s receipt of a certificate of occupancy, temporary certificate of occupancy, or its legal equivalent for the Expansion Premises), which date is anticipated to be August 31, 2020; and (III) Tenant shall have the right to remain in the balance of the Swing Space Premises (i.e., Suites 150 and 175 in the 3579 Building), for the purpose of vacating such Swing Space Premises, for not more than fourteen (14) days following the Swing Space Expiration Date, without any obligation to pay Base Rent or Direct Expenses with respect to the Swing Space Premises.
3.    Long Term Lease; Lease Commencement Date. In connection with the Long Term Lease, Landlord anticipates delivering the Original Premises (as that term is defined in the Long Term First Amendment) (i.e., Suites 200, 300 and 400 in the 3611 Building) to Tenant on September 1, 2020, and accordingly the “Lease Commencement Date” (as that term is defined in such Long Term Office Lease) with respect to the Original Premises is anticipated to be February 1, 2021.
4.    Long Term Lease; Suite 525 Commencement Date; Expansion Commencement Date. Notwithstanding anything to the contrary in the Long Term Lease, the Suite 525 Commencement Date shall occur on the Expansion Commencement Date so that the entire fifth (5th) floor of the 3611 Building commences on the same date, which date is anticipated to be November 1, 2020. Tenant shall have the right to occupy the Expansion Premises (i.e., the entire fifth (5th) floor of the 3611 Building) for the conduct of Tenant's business following the Suite 525 Expiration Date and prior to the Expansion Commencement Date, provided that all of the terms and conditions of the Long Term Lease, as hereby amended, shall apply, other than Tenant's obligation to pay Base Rent and Direct Expenses. Effective as of the Expansion Commencement Date, Tenant shall be obligated to pay Base Rent and Direct Expenses for the Expansion Premises (i.e., the entire fifth (5th) floor of the 3611 Building) in accordance with Sections 3.2 and 3.3 of the Long Term First Amendment, subject to the Expansion Base Rent Abatement as provided in Section 3.4 of the Long Term First Amendment.
5.    Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, other than Cushman & Wakefield (the "Broker"), and that they know of no real estate broker or agent, including the Broker, who is entitled to a commission in connection with this Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent, including the Broker, in connection with this Amendment. The terms of this Section 5 shall survive the expiration or earlier termination of this Amendment.
6.    Signatures. The parties hereto consent and agree that this Amendment may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this Amendment electronically, and (2) the electronic signatures appearing on this Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.
7.    No Further Modification. Except as set forth in this Amendment, all of the terms and provisions of the Existing Lease and Long Term Lease shall remain unmodified and in full force and effect.
[Signatures appear on following page]

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

"LANDLORD"
KILROY REALTY, L.P.,
a Delaware limited partnership
By:Kilroy Realty Corporation
a Maryland corporation

Its: General Partner

By: /s/ Nelson Ackerly
Name: Nelson Ackerly
Its: Senior Vice President, San Diego
Date: 6/1/2020
By: /s/ Michael Nelson
Name: Michael Nelson
       Its: VP Asset Management, San Diego
       Date: 5/31/2020

"TENANT"	RETROPHIN INC., a Delaware corporation By: /s/ Laura Clague Name: Laura Clague Its: Senior Vice President & Chief Financial Officer Date: 5/29/2020

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